Related Party Transactions (Details)	9 Months Ended
Sep. 30, 2018 USD ($)
Related Party Transactions (Textual)
Related party agreement, description	The Company agreed to invoice Inpixon upon the calculation of amounts owed for the foregoing costs, and Inpixon agreed to reimburse the Company for all such costs within 3 days of its receipt of each such invoice, plus an administrative service fee of 2% of the gross amount of each respective invoice; provided, however, that the Company agreed to waive such fee for so long as any Inpixon employees are providing any necessary administrative services on behalf of and for the benefit of the Company, including any employees that are furnished to Inpixon in accordance with the Transition Agreements.
Total reimbursed amount of payroll and benefits	$ 543,000
Additional related party transaction, amount	$ 750,000